UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 27, 2017

Brocade Communications Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Holger Way

San Jose, CA 95134-1376

(Address of principal executive offices, including zip code)

(408) 333-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

As previously reported, on October 3, 2017, Brocade Communications Systems, Inc. (the “Company” or “Brocade”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Extreme Networks, Inc., a Delaware corporation (“Extreme Networks”), to divest its data center switching, routing and analytics business (the “SRA Business”) to Extreme Networks (the “SRA Sale”). On October 27, 2017, the Company and Extreme Networks completed the SRA Sale.

Pursuant to the terms of the Purchase Agreement, upon the closing of the SRA Sale, Extreme Networks acquired certain assets associated with the SRA Business, assumed certain contracts and liabilities of the SRA Business, and hired certain Brocade employees associated with the SRA Business. In addition, upon the closing of the SRA Sale, Extreme Networks paid to the Company an upfront closing cash payment equal to $23 million (inclusive of $13 million representing target working capital, which is subject to a post-closing true-up adjustment based on the finally determined amount of working capital). Further, under the Purchase Agreement, Extreme Networks has also agreed to pay to the Company: (i) a deferred payment equal to $20 million to be paid in installments of $1 million per quarter for the next 20 full fiscal quarters of Extreme Networks following the closing of the SRA Sale, plus (ii) quarterly earnout payments equal to 50% of the profits of the SRA Business for the five-year period commencing at the end of the first full fiscal quarter of Extreme Networks following the closing of the SRA Sale.

Item 9.01.	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within four business days after the occurrence of the event that required the filing of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Ellen A. O’Donnell
Ellen A. O’Donnell
Senior Vice President, General Counsel and Corporate Secretary

Date: October 30, 2017